Schedule of Investments (unaudited)
August 31, 2026
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 Western Asset Massachusetts Municipals Fund

(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 97.6%
Education — 33.4%
Massachusetts State DFA Revenue:
Babson College, Refunding	4.000%	10/1/41	$875,000	$850,761
Babson College, Refunding	4.000%	10/1/44	700,000	657,901
Brandeis University, Series S, Refunding	5.000%	10/1/40	1,330,000	1,354,661
Foxborough Regional Charter School, Series B, Refunding	5.000%	7/1/37	600,000	600,158
Harvard University, Series A, Refunding	4.000%	2/15/36	300,000	314,168
Northeastern University, Refunding	5.000%	10/1/44	1,250,000	1,298,322
Senior National Charter School Revolving Loan Fund, Social Bonds, Series C	4.000%	11/1/46	1,000,000	906,188
Smith College, Refunding	4.000%	7/1/45	1,000,000	931,015
UMass Boston Student Housing	5.000%	10/1/31	600,000	600,540
Worcester Polytechnic Institute	4.000%	9/1/44	2,000,000	1,788,684
Total Education				9,302,398
Health Care — 22.2%
Massachusetts State DFA Revenue:
Beth Israel Lahey Health Inc., Series K, Refunding	5.000%	7/1/38	1,000,000	1,028,812
Mass General Brigham, Series A-1	5.000%	1/31/30	1,500,000	1,587,755 (a)(b)
Orchard Cove Obligation, Refunding	5.000%	10/1/39	250,000	252,592
Orchard Cove Obligation, Refunding	5.000%	10/1/49	700,000	685,887
Southcoast Health System, Series G, Refunding	4.000%	7/1/46	1,000,000	856,285
Umass Memorial Health Care Inc., Series N-1, Refunding	5.250%	7/1/50	1,750,000	1,762,320
Total Health Care				6,173,651
Industrial Revenue — 5.2%
Massachusetts State DFA Revenue, Seven Hills Foundation and Affiliates Issue, Refunding	4.000%	9/1/39	500,000	472,258
Massachusetts State DFA, Solid Waste Disposal Revenue, Waste Management Inc. Project	1.250%	5/1/27	1,000,000	980,427 (c)(d)
Total Industrial Revenue				1,452,685
Local General Obligation — 5.5%
Plymouth, MA, GO, Refunding	3.500%	5/1/44	1,500,000	1,276,281
Town of Berkley, MA, GO, School Project Loan Bonds, BAM	5.250%	4/1/55	250,000	258,393
Total Local General Obligation				1,534,674
Power — 3.1%
Massachusetts State Municipal Wholesale Electric Co. Revenue Bonds, Project 2015A, Series A	4.000%	7/1/51	1,000,000	872,918
Pre-Refunded/Escrowed to Maturity — 4.1%
Massachusetts State Special Obligation Dedicated Tax Revenue, Refunding, NATL	5.500%	1/1/34	1,025,000	1,148,442 (e)
Special Tax Obligation — 13.5%
Massachusetts State Bay, MA, Transportation Authority, Senior Sales Tax Revenue:
Series A, Refunding	5.000%	7/1/56	750,000	763,286
Sustainability Bonds, Series B	5.250%	7/1/54	1,000,000	1,035,218
Massachusetts State DFA Revenue, Broad Institute Inc., Refunding	5.000%	4/1/37	1,000,000	1,012,194
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue:
CAB, Restructured, Series A-1	0.000%	7/1/27	38,000	36,992
CAB, Restructured, Series A-1	0.000%	7/1/46	720,000	259,163
See Notes to Schedule of Investments.

Western Asset Massachusetts Municipals Fund 2026 Quarterly Report

Schedule of Investments (unaudited) (cont’d)
August 31, 2026
 Western Asset Massachusetts Municipals Fund
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount	Value
Special Tax Obligation — continued
Restructured, Series A-1	4.550%	7/1/40	$30,000	$29,706
Restructured, Series A-1	4.750%	7/1/53	260,000	246,034
Restructured, Series A-1	5.000%	7/1/58	90,000	87,344
Restructured, Series A-2	4.329%	7/1/40	290,000	283,857
Total Special Tax Obligation				3,753,794
State General Obligation — 1.5%
Puerto Rico Commonwealth, GO:
CAB, Restructured, Series A-1	0.000%	7/1/33	7,256	5,303
Restructured, Series A-1	5.625%	7/1/27	3,103	3,154
Restructured, Series A-1	5.625%	7/1/29	6,122	6,432
Restructured, Series A-1	5.750%	7/1/31	5,946	6,418
Restructured, Series A-1	4.000%	7/1/33	5,638	5,618
Restructured, Series A-1	4.000%	7/1/35	115,068	113,404
Restructured, Series A-1	4.000%	7/1/37	225,000	218,244
Restructured, Series A-1	4.000%	7/1/41	35,914	33,358
Restructured, Series A-1	4.000%	7/1/46	6,151	5,465
Subseries CW	0.000%	11/1/43	21,663	15,462 (b)
Total State General Obligation				412,858
Transportation — 8.2%
Massachusetts State Port Authority Revenue, Series E	5.000%	7/1/46	1,250,000	1,265,090 (d)
Massachusetts State Transportation Fund Revenue, Rail Enhancement Program, Series A	5.000%	6/1/55	1,000,000	1,020,663
Total Transportation				2,285,753
Water & Sewer — 0.9%
Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue, Senior Lien, Series A, Refunding	5.000%	7/1/47	250,000	251,275 (c)

Total Investments before Short-Term Investments (Cost — $28,845,436)				27,188,448
Short-Term Investments — 1.2%
Municipal Bonds — 1.2%
Health Care — 0.7%
Massachusetts State DFA Revenue, Partners HealthCare System, Mass General Brigham Inc., Series K-1, SPA - Wells Fargo Bank N.A.	2.000%	7/1/46	200,000	200,000 (f)(g)
Water & Sewer — 0.5%
Massachusetts State Water Resources Authority Revenue, Multi-Modal Subordinated, Refunding, Series E, SPA - JPMorgan Chase & Co.	2.090%	8/1/37	130,000	130,000 (f)(g)

Total Short-Term Investments (Cost — $330,000)				330,000
Total Investments — 98.8% (Cost — $29,175,436)				27,518,448
Other Assets in Excess of Liabilities — 1.2%				341,640
Total Net Assets — 100.0%				$27,860,088

See Notes to Schedule of Investments.

Western Asset Massachusetts Municipals Fund 2026 Quarterly Report

 Western Asset Massachusetts Municipals Fund
(a)	Maturity date shown represents the mandatory tender date.
(b)
Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(c)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(d)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).
(e)	Bonds are generally escrowed to maturity by government securities and/or U.S. government agency securities.
(f)
Variable rate demand obligations (“VRDOs”) have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice. The interest rate generally resets on a daily or weekly basis and is determined on the specific interest rate reset date by the remarketing agent, pursuant to a formula specified in official documents for the VRDO, or set at the highest rate allowable as specified in official documents for the VRDO. VRDOs are benchmarked to the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index. The
SIFMA Municipal Swap Index is compiled from weekly interest rate resets of tax-exempt VRDOs reported to the Municipal Securities Rulemaking Board’s
Short-term Obligation Rate Transparency System.

(g)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

Abbreviation(s) used in this schedule:
BAM	—	Build America Mutual — Insured Bonds
CAB	—	Capital Appreciation Bonds
DFA	—	Development Finance Agency
GO	—	General Obligation
NATL	—	National Public Finance Guarantee Corporation — Insured Bonds
SPA	—	Standby Bond Purchase Agreement — Insured Bonds
This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.
See Notes to Schedule of Investments.

Western Asset Massachusetts Municipals Fund 2026 Quarterly Report

Notes to Schedule of Investments (unaudited)
1. Organization and significant accounting policies
Western Asset Massachusetts Municipals Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946.
(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees (the “Board”).
Pursuant to policies adopted by the Board, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board quarterly.
The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Western Asset Massachusetts Municipals Fund 2026 Quarterly Report

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
•
Level 1 — unadjusted quoted prices in active markets for identical investments
•
Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•
Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Municipal Bonds†	—	$27,188,448	—	$27,188,448
Short-Term Investments†	—	330,000	—	330,000
Total Investments	—	$27,518,448	—	$27,518,448

†	See Schedule of Investments for additional detailed categorizations.

Western Asset Massachusetts Municipals Fund 2026 Quarterly Report